EXHIBIT 10

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

                 FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER


     This First Amendment to Credit Agreement and Waiver (this "First Amendment") is entered into as of the 1st day of April, 1997, by and among Denbury Management, Inc. ("Borrower"), Denbury Resources, Inc., ("Resources"), Denbury Holdings, Ltd., ("Holdings", together with Resources, the "Guarantors"), NationsBank of Texas, N.A., as Agent ("Agent"), and NationsBank of Texas, N.A., Bankers Trust Company and Internationale Nederlanden (U.S.) Capital Corporation, as Banks (the "Banks").

                               W I T N E S E T H:


     WHEREAS, Borrower, Guarantors, Agent and the Banks are parties to that certain Credit Agreement dated as of May 31, 1996 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement the Banks have made certain Loans to Borrower, and Agent has issued certain Letters of Credit on behalf of Borrower; and

     WHEREAS, Borrower has requested that (i) certain definitions in the Credit Agreement be amended in certain respects, (ii) the Banks extend the Revolver Conversion Date to May 31, 1999, (iii) the Banks extend the Termination Date to May 31, 2002, (iv) the Commitment Fee Percentage be reduced in certain respects and (v) the requirement of additional Title Opinions be waived until further notice from Agent; and

     WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Agent and each Bank hereby agree as follows:

     Section 1.Amendments. Subject to the satisfaction of each condition precedent set forth in Section 3 hereof and in reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Credit Agreement shall be amended effective April 1, 1997 (the "Effective Date") in the manner provided in this Section 1.

     1.1.Amendment to Definitions. The definitions of "Commitment Fee Percentage", "Loan Papers", "Revolver Conversion Date" and "Termination Date" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

     "Commitment Fee Percentage" means, on any date, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:


      Ratio of Outstanding Credit
           to Borrowing Base                     Commitment Fee Percentage
---------------------------------------  ---------------------------------------
      Less than/equal to .50 to 1                         .30%
      Greater than .50 to 1 and
        less than/equal to .75 to 1                       .35%
      Greater than .75 to 1                               .375%

     "Loan Papers" means this Agreement, the First Amendment, the Notes, the Facility Guarantees, the Parent Pledge Agreement, the Holdings Pledge Agreement, the Borrower Pledge Agreement, the Assignment and Amendment to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to
     Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     "Revolver Conversion Date" means May 31, 1999.

     "Termination Date" means May 31, 2002.

     Section 2.Borrowing Base. Effective as of April 1, 1997 and continuing until the next Scheduled or Special Redetermination, the Borrowing Base under the Credit Agreement shall be $60,000,000.

     Section 3.Limited Waiver.

     As of the date hereof, Borrower has delivered to Agent Title Opinions covering approximately sixty-one percent (61%) of the Recognized Value of the Proved Mineral Interests. Agent and Banks hereby agree to temporarily waive the requirement that Title Opinions be delivered with respect to the remaining portion of the Required Reserve Value of the Proved Mineral Interests. Until further notice from Agent, Borrower shall only be required to deliver Title Opinions to Agent and the Banks covering Proved Mineral Interests up to the Required Reserve Value as Agent shall reasonably request.

     The waiver set forth in this Section 3 is expressly limited as follows: (a) such temporary waiver is limited solely to requirements to deliver Title Opinions in the Credit Agreement, (b) such temporary waiver shall not be applicable to any provision of any Loan Paper other than requirements to deliver Title Opinions in the Credit Agreement, and (c) such temporary waiver is a limited, one-time waiver, and nothing contained herein shall obligate Banks to grant any additional or future waiver of requirements to deliver Title Opinions in the Credit Agreement or any other provision of any Loan Paper.

     Section 4. Conditions Precedent to Effectiveness of Amendments. The amendments to the Credit Agreement contained in Section 1 of this First
Amendment shall be effective only upon the satisfaction of each of the conditions set forth in this Section 4. If each condition set forth in this
Section 4 has not been satisfied by the Effective Date, this First Amendment and all obligations of the Banks and Agent contained herein shall, at the option of Required Banks, terminate.

     4.1 Corporate Existence and Authority. Borrower shall have delivered to Agent such resolutions, certificates and other documents as Agent shall request relative to the authorization, execution and delivery by Borrower and Guarantors of this First Amendment.

     4.2 Certificate Regarding Representations and Warranties. Borrower shall have delivered to Agent a certificate of its vice president of finance, chief financial officer or chief accounting officer certifying that each representation and warranty contained in (a) the Credit Agreement, (b) this First Amendment, and (c) each of the other Loan Papers is true and correct and will be true and correct after giving effect to the amendments contained in
Section 1 hereof.

     Section 5. Representations and Warranties of Borrower. To induce the Banks and Agent to enter into this First Amendment, Borrower and Guarantors hereby represent and warrant to Agent as follows:

     (a)Each representation and warranty of Borrower and Guarantors contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

     (b)The execution, delivery and performance by Borrower and Guarantors of this First Amendment are within the Borrower's and each Guarantor's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower, the Subsidiaries of Borrower or the Guarantors or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower or the Guarantors except Permitted Encumbrances.

     (c)This First Amendment constitutes the valid and binding obligation of Borrower and the Guarantors enforceable in accordance with its terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     (d)Borrower and Guarantors have no defenses to payment, counterclaims or rights of set-off with respect to the Obligations existing on the date hereof.

     (e)With the exception of the Amerada-Hess Acquisition, Borrower has not acquired any material Mineral Interests since May 31, 1996.

     (f)Agent, for the benefit of the Banks, has a first and prior Lien (subject only to Permitted Encumbrances) covering and encumbering Proved Mineral Interests owned by Borrower with a Recognized Value of not less than eighty five percent (85%) of the Recognized Value of all Proved Mineral Interests owned by Borrower.

     Section 6. Miscellaneous.

     6.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower and Guarantors hereby extend the Liens securing the Obligations until the
Obligations have been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof.

     6.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Agent incurred by Agent, in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     6.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until all parties have executed a counterpart. Facsimiles shall be effective as originals.

     6.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     6.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.


                                    BORROWER:

                                    DENBURY MANAGEMENT, INC.,
                                    a Texas corporation


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    GUARANTORS:

                                    DENBURY HOLDINGS, LTD.,
                                    a corporation incorporated under the
                                    Business Corporations Act (Alberta)


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    DENBURY RESOURCES, INC.,
                                    a corporation incorporated under the
                                    Canada Business Corporations Act


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________


                                    AGENT:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:________________________________________
                                          J. Scott Fowler
                                          Vice President

                                    BANKS:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:________________________________________
                                          J. Scott Fowler
                                          Vice President


                                    BANKERS TRUST COMPANY


                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________

                                    INTERNATIONALE NEDERLANDEN (U.S.)
                                    CAPITAL CORPORATION

                                    By:________________________________________

                                    Name:______________________________________

                                    Title:_____________________________________




GW02/219412.03